Exhibit 99.1

NYSE BBX JULY 2003 July 29, 2003 Prepared:

BANKATLANTIC BANCORP NYSE:BBX A diversified financial services holding company Banking Investment Banking and Retail Brokerage Real Estate Construction and Development

(NYSE:BBX) Assets1 $5.8 Billion Equity Capital1 $496 Million Book Value per Share1 $8.46 Market Capitalization2 $706 Million Price to Book2 1.42x Price to Earnings2 10.75x 1At 6/30/03 2Based on $12.04 per share closing price on 7/1/03 BANKATLANTIC BANCORP

Net Income Up 57% Up 77% Net Interest Income Up 14% Up 5% 0.94% 1.14% Return on Tangible Assets vs. vs. 0.69% 0.70% 14.14% 16.93% Return on Tangible Equity vs. vs. 12.87% 9.99% 2002 vs 2001 Year-to-Date 2Q'03 vs 2Q'02 BANKATLANTIC BANCORP

BANKATLANTIC Founded in 1952 "Florida's Most Convenient Bank" 73 branches High visibility in South Florida Strong demographics OVERVIEW

BANKATLANTIC BRANCH NETWORK Household Penetration 1 206K households 426K accounts 37K online customers 2.3 products & services per household overall cross-sell rate (1) As of 6/30/2003 Distribution Network 73 Branches - Open 7 days Unique ATM niche Award-winning Internet platform 24x7 Customer Service

BANKATLANTIC FLORIDA DEPOSIT RANKING* ($ in billions) Institution Branches Deposits *As of 12/31/02 Source: Florida Bankers Assoc. - Branch Deposit Report 1. Bank of America 749 $49.6 2. Wachovia 542 39.3 3. SunTrust 523 30.8 4. Washington Mutual 148 10.2 5. SouthTrust 252 9.6 6. AmSouth 160 5.8 7. World Savings 47 5.4 8. AmTrust 15 5.3 9. Colonial Bank 113 4.1 10. Northern Trust 27 3.7 11. Ocean Bank 22 3.7 12. Union Planters 73 3.6 13. Citibank 31 3.4 14. Bank United 38 3.0 15. BankAtlantic 73 $2.9

BankAtlantic Deposits (In millions) BankAtlantic Market Share *As of 12/31/02 Source: FL Bankers Assoc. MARKET SHARE* BANKATLANTIC Broward (Fort Lauderdale) $1,520 5.57 % Palm Beach / Boca Raton 748 2.82 % Miami-Dade 351 0.69 % Tampa Bay 122 0.92 % Florida 2,980 1.18%

BANKATLANTIC STRATEGY Increase Low Cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow Lending Units through Conforming 1- 4 Family, Commercial Real Estate, Small Business and Consumer No Credit Card, International, Syndication, or Indirect lending Maintain high performance credit characteristics

BANKATLANTIC "FLORIDA'S MOST CONVENIENT BANK" Seven Day Branch Banking Extended Weekday Hours 24/7 "live" Customer Service Open Most Holidays Free Checking Free Online Banking Unique Banking Experience Dozens of New Deposit product bells and whistles

FLORIDA'S MOST CONVENIENT BANK

NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* 2001 2002 2003 Mgmt. Estimate NEW ACCTS 43000 99000 155000 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DEPOSIT TREND DDA NOW SAVINGS MMA CDs 2Q '02 412.425 335.414 149.967 769.39 1312.901 2Q '03 546.805 455.514 191.586 850.579 859.896 LOW COST DEPOSITS * 2Q '02 897.807 2Q '03 1193.905 Period-end Balances in Millions 33% 36% 28% - 35% 0.28% 0% 0.50% 0.58% 2.77% 11% 1.26% 2Q'03 Deposit Cost Year-over-Year % Growth 28% *DDA and NOW Checking plus Savings comprise Low Cost Deposits

LOW COST DEPOSIT GROWTH1 "SAME BRANCH"2 PERFORMANCE 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 Linked Qtr Growth 0.149 0.23 0.296 0.305 0.312 0.3312 Goal 0.15 0.15 0.15 0.15 0.15 0.15 Year-over-Year Quarterly Growth 1DDA and NOW Checking plus Savings comprise Low Cost Deposits 2Includes Branches open for 2 years or more 15% Goal

LOW COST DEPOSITS* AS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 Low Cost Deposit % 0.26 0.29 0.3 0.32 0.35 0.4 0.41 *DDA and NOW Checking plus Savings comprise Low Cost Deposits

DDA AS % OF TOTAL DEPOSITS 4Q'01 1Q'02 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 DDA % Tl. Deposits 0.13 0.13 0.14 0.14 0.16 0.18 0.19

TOTAL DEPOSITS 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Deposits 1.925772 2.027892 2.234485 2.276567 2.920555 3.045769 Compound Growth 9.6% Period-end Balances in Billions *3.58% *Cost of Deposits *3.62% *4.24% *3.68% *2.20% *1.26% 54 52 54 54 72 73 Number of Branches 4.3%

SELF SERVICE COIN COUNTING May '03 June '03 Sept '03 East 2224 4587 11000 Number of Transactions Mgmt. Estimate 25 Number of Counters in service 44 73

BANKATLANTIC.COM 37,000 online customers Free Online Banking Electronic Bill Pay 24x7 Customer Service Winner 2002 Standard of Excellence Award

GROWING FEE INCOME BANK OPERATIONS Deposit Fees Check Card Loan Fees Financial Services Other $9.6 Million 59% $4.0 Million 24% $2.1 Million 12% $0.3 Million 2% $0.4 Million 3% FEE INCOME $16.4 Million 2Q '03

2000 2001 2002 2003 Mgmt. Estimate Fee Income 29.573322 32.077217 42.315973 61.945892 Compound Growth 27.9% 46.4% 31.9 % Dollars in Millions FEE INCOME BANK OPERATIONS

BANKATLANTIC Primary source of growth through de novo expansion Initially targeting 7- 8 branches per year Expected to achieve profitability within 12-15 months Success of the initiative will determine pace of future openings BRANCH EXPANSION PLANS

Secondary strategy after de novo branching Seeking attractively priced banks with great fit to existing customer base Emphasis inside footprint, but will look at other markets Orlando Jacksonville Naples / Sarasota BANKATLANTIC ACQUISTION POSTURE

LOAN GROWTH 1998 1999 2000 2001 2002 2003 Mgmt. Estimate Total Loans 2.635 2.69 2.854 2.774 3.373 3.638 Compound Growth 6.7% Period-end Balances in Billions *137% *Loan to Deposit Ratio *133% *128% *122% *115% *119% 7.9%

LOAN COMPOSITION Commercial Real Estate $1,645 40% +6% Residential 1,881 46% +20% Consumer 337 8% +12% Small Business 156 4% -1% Corporate 101 2% +15% Total Loans $4,120 100% 12% 2Q'03 Gross Outstandings % of Total 2Q'03 vs 2Q'02 Period-end Balances in Millions

ASSET QUALITY Dollars in Millions 2002 1Q'03 2Q '03 Non Performing Assets $29.9 $24.5 $21.9 Non Performing Assets % Loans & Other Assets 0.8% 0.6% 0.5% Net Charge offs $19.8 -$0.6 $0.6 Annualized Net Charge offs to Avg. Loans O/S 0.6% -0.1% 0.1% Loan Loss Reserve $48.0 $48.7 $49.6 Loan Loss Reserve to Total Loans 1.4% 1.2% 1.2% Loan Loss Reserve Coverage of Non Performing Loans 253.8% 354.2% 416.9%

CURRENT ISSUES Margin compression is affecting results Prepayment of mortgages, securities Flattening yield curve

RYAN BECK & CO. Full-service investment banking and regional brokerage Founded in 1946 Nationally recognized leader in Financial Institutions investment banking OVERVIEW

RYAN BECK & CO. 44 Branches 584 Investment Counselors $18 Billion in Customer Assets

Private Client Group RYAN BECK 2Q '03 Revenue $64 Million Capital Markets Group $4.9 Million 8 % Investment Banking RYAN BECK & CO.

*Approximately 40% owned Levitt and Sons Core Communities Levitt Commercial Bluegreen Corporation* LEVITT CORPORATION It is anticipated, subject to receipt of a favorable private letter ruling from the Internal Revenue Service, Levitt Corporation will be spun off to the BankAtlantic Bancorp shareholders by December 31, 2003 in a tax-free exchange LEVITT CORPORATION

LEVITT AND SONS Oldest US homebuilder (1929) Developer of Levittown in Long Island and PA Residential builder of over 200,000 homes LEVITT CORPORATION

LEVITT AND SONS Focused on "active adult" Florida market Developing eight communities in Florida LEVITT CORPORATION

1999 2000 2001 2002 1Q '03 2Q '03 Backlog (Units) 460 703 724 885 1,129 1,576 Closings (Units) 490 863 900 1,041 162 210 Average Sale Price (In Thousands) $ 192 $ 199 $ 213 $ 212 $ 232 $ 214 LEVITT AND SONS LEVITT CORPORATION

Developer of master-planned communities Product consists of: Residential tracts sold to builders Land for retail developers, schools and other community amenities CORE COMMUNITIES LEVITT CORPORATION

Developer of 4,600 acre St. Lucie West, fastest growing development of its type in Florida Developer of 9,000 acre Tradition, master- planned residential community CORE COMMUNITIES LEVITT CORPORATION

BLUEGREEN (40% INVESTMENT) Resort Developer Operator of Resort Properties under the timeshare model Operations throughout the US, primarily "drive-to" destinations Developer of Residential and Golf Communities

BLUEGREEN (40% INVESTMENT)

FINANCIAL RESULTS

GAAP NET INCOME 2000 2001 2002 YTD 2Q'02 YTD 2Q'03 Net Income GAAP 24.714 32.16 50.335 17.8 31.6 Dollars in Millions 57% Compound Growth 43% CONSOLIDATED 77%

GAAP EPS TREND 2000 2001 2002 YTD 2Q'02 YTD 2Q'03 GAAP EPS 0.54 0.65 0.81 0.31 0.51 Compound Growth 23% CONSOLIDATED 65%

STOCKHOLDER VALUE

ANNUAL RETURN *Total Market Returns as of 7/1/03 close BBX S&P 500 2002 2.91% - 22.56% 2003 YTD* 26.14% 9.04%

BUILDING BLOCK VALUATION BankAtlantic $0.71 $0.73 15.0 x $10.66 $11.01 Ryan Beck & Co. 0.11 0.10 Book 1.12 1.12 Levitt/Bluegreen 0.29 0.36 8.5 x 2.48 3.07 Consolidated $1.11 $1.19 $14.26 $15.20 Valuation Multiple2 Per Share Valuation Trailing 4 Qtr EPS Trailing 4 Qtr EPS through 2Q'031 1 GAAP EPS adjusted for costs associated with debt redemption, as follows: $3.1 million in Trailing 4Qtr. EPS and $1.1 million in Annualized 2Q'03 EPS. Parent Company allocated to the three operating units 2 Valuation Multiples are for illustration purposes only Annualized 2Q'03 EPS1 Per Share Valuation Annualized 2Q'03 EPS

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used herein and in any documents incorporated by reference herein, the words "anticipate", "believe", "estimate", "may", "intend", "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward- looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes; BankAtlantic's seven-day banking initiative and other growth initiatives may not be successful or produce results which justify their costs; the impact of changes in accounting policies by the Securities and Exchange Commission; the impact of periodic testing of goodwill and other intangible assets for impairment; the potential consolidation of variable interest entities, if any; and with respect to the operations of Levitt and its real estate subsidiaries: the market for real estate generally and in the areas where Levitt has developments, the availability and price of land suitable for development, materials prices, labor costs, interest rates, environmental factors and governmental regulations; and the Company's success at managing the risks involved in the foregoing. Further, these slides contain forward-looking statements with respect to New Account volume, Deposits, Loans, Fee Income and Revenues for FY2003. There can be no assurances as to the attainment of these estimates. Regarding the proposed spin-off of Levitt, this transaction is subject to a number of risks and uncertainties that may change based on factors including that the conditions relating to regulatory approval and the tax-free nature of the spin-off may not be met, that business, economic, or market conditions may make the spin-off less advantageous, that Levitt will not be successful as a separate publicly-traded company, that Levitt will not have additional access to capital or debt markets or that such markets may prove to be more expensive than currently available, and that the Board may in the future conclude that it is not in the best interest of the Company or the shareholders to pursue the spin-off. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

SUPPLEMENTAL DATA

BankAtlantic Levitt Corporation Ryan Beck & Co. Contribution: FY 2002 $45 Million YTD 2Q'03 $24 Million Equity: 2Q'03 $478 Million Contribution: FY 2002 $19 Million YTD 2Q'03 $10 Million Equity: 2Q'03 $118 Million Contribution: FY 2002 $3 Million2 YTD 2Q'03 $4 Million Equity: 2Q'03 $70 Million BANKATLANTIC BANCORP Earnings: FY 2002 $50 Million1 YTD 2Q'03 $32 Million1 Equity: 2Q'03 $496 Million1 1Consolidated GAAP Net Income and Equity, including the Contribution/Equity of the Parent company, not specifically broken out 2GAAP Net Income before extraordinary gains of $24 million from the Gruntal acquisition, $2 million in Goodwill impairment costs and $3 million in acquisition charges

1994 1995 1996 1997 1998 1999 2000 2001 2002 TOTAL ASSETS 1.5 1.7 2.6 3 3.8 4.1 4.6 4.6 5.4 TOTAL ASSETS Compound Growth 17% 17% Dollars in Billions CONSOLIDATED

TOTAL REVENUES 2000 2001 2002 2003 Mgmt. Estimate Total Revenues 246.271 260.903 406.126 527.679 Compound Growth 28.9% 29.9% Dollars in Millions CONSOLIDATED

2nd QUARTER 2003 FINANCIAL HIGHLIGHTS Total Assets $5.8 Billion -1.4% Total Deposits $2.9 Billion -2.5% Total Loans (Net) $4.0 Billion +12.9% Total Revenues $140.6 Million +27.4% Total Expenses $112.3 Million +28.2% Net Income $17.2 Million +36.5% EPS $0.28 +40.0% 2Q '03 vs 2Q '021 CONSOLIDATED 1In these quarterly comparisons, 2002 Net Income (Loss) from continuing operations of ($3.5 Million) is adjusted for an after tax impairment loss on equity securities of $11.8 Million and after tax acquisition related expenses of $4.3 million

LEVITT CORPORATION POST SPIN PRO FORMA

LEVITT CORPORATION POST SPIN PRO FORMA

PARENT COMPANY LONG TERM DEBT

FUNDING COSTS BANK OPERATIONS

1998 1999 2000 2001 2002 1Q'03 2Q'03 NIM 0.0312 0.036 0.0346 0.0361 0.0352 0.0335 0.0327 NET INTEREST MARGIN BANK OPERATIONS 111